UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

MAGMA DESIGN AUTOMATION, INC.
(Name of Registrant as Specified in its Charter)

SYNOPSYS, INC.
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A

	(2)	Aggregate number of securities to which transaction applies: N/A

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

	(4)	Proposed maximum aggregate value of transaction: N/A

	(5)	Total fee paid:

N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: N/A

	(2)	Form, Schedule or Registration Statement No.: N/A

	(3)	Filing Party: N/A

	(4)	Date Filed: N/A

Important Information

On December 7, 2011, Synopsys, Inc. (“Synopsys”) presented the slide below at the Barclays Capital 2011 Global Technology Conference in San Francisco, CA. The aforementioned slide is filed herewith pursuant to Rule 14a-12.

Additional Information and Where to Find It

Magma intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed acquisition. The definitive proxy statement will be sent or given to the stockholders of Magma and will contain important information about the proposed acquisition and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by Magma with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Magma by contacting its Investor Relations department by mail at Magma Design Automation, Inc., 1650 Technology Drive, San Jose, CA 95110, Attn: Investor Relations Department, or by telephone at (408) 565-7500, or by going to Magma’s Investors page on its corporate web site at www.magma-da.com.

Participants in the Solicitation

Synopsys and Magma, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Magma’s stockholders in connection with the proposed acquisition. Information about Magma’s directors and executive officers is set forth in Magma’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on August 29, 2011, and its Annual Report on Form 10-K for the year ended May 1, 2011, which was filed with the SEC on July 15, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Magma by contacting its Investor Relations department by mail at Magma Design Automation, Inc., 1650 Technology Drive, San Jose, CA 95110, Attn: Investor Relations Department, or by telephone at (408) 565-7500, or by going to Magma’s Investors page on its corporate web site at www.magma-da.com. Information about Synopsys’ directors and executive officers is set forth in Synopsys’ proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on February 10, 2011, and its Annual Report on Form 10-K for the year ended October 31, 2010, which was filed with the SEC on December 17, 2010. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Synopsys by contacting Investor Relations by mail at Synopsys, Inc., 700 East Middlefield Road, Mountain View, CA 94043, Attn: Investor Relations Department, or by going to Synopsys’ Investor Relations page on its corporate web site at www.synopsys.com. Additional information regarding the interests of Magma’s directors and officers who may be deemed to be participants in the solicitation of proxies in connection with the acquisition will be included in the proxy statement that Magma intends to file with the SEC.

Forward Looking Statements

These documents contain forward-looking statements, including those related to Synopsys’ proposed acquisition of Magma, the expected impact on Synopsys’ financial results, benefits of the proposed acquisition, and integration of Magma’s products and employees with those of Synopsys. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the acquisition in a timely manner or at all; the satisfaction of the conditions precedent to the closing of the acquisition, including the ability to secure regulatory approvals for the acquisition in a timely manner or at all, and approval of the acquisition by Magma’s stockholders; the possibility of litigation (including relating to the acquisition itself); the effect of the announcement of the acquisition on Synopsys and Magma’s respective businesses, including possible delays in customer orders; Synopsys’ ability to successfully operate or integrate Magma’s business and technologies with Synopsys’ own, including the potential loss of customers, key employees, partners or vendors, and uncertain customer demand and support obligations for new product offerings. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Synopsys undertakes no obligation to update any forward-looking statements.

HOME ▸ COMPANY ▸ NEWS RELEASES

News Release

Synopsys to Acquire Magma Design Automation

Acquisition will complement Synopsys' technology, build on existing support capabilities and help accelerate advanced product delivery to customers

Nov 30, 2011

MOUNTAIN VIEW, Calif., Nov. 30, 2011 /PRNewswire/ -- Synopsys, Inc. (Nasdaq:SNPS), a world leader in software and IP used in the design, verification and manufacture of electronic components and systems, has signed a definitive agreement to acquire Magma® Design Automation Inc. (Nasdaq:LAVA), a provider of chip design software headquartered in San Jose, California. Bringing together complementary technology, development and support capabilities will enable the combined company to more rapidly meet customer requirements linked to chip designs at both leading-edge and mature process nodes.

Under the terms of the merger agreement, Synopsys will acquire Magma for $7.35 per Magma share in cash, resulting in a transaction value of approximately $507 million net of cash and debt acquired. The boards of directors of both companies have unanimously approved the transaction.

The closing of the merger is subject to customary conditions, including approval by the stockholders of Magma as well as U.S. regulators. In the event the merger closes as expected in the second calendar quarter of 2012, Synopsys anticipates it to be modestly accretive to non-GAAP earnings per share in its fiscal 2012. Synopsys plans to fund the acquisition with a combination of cash and debt, with the specifics to be determined at the time of close.

"The dramatic rise in complexity of today's semiconductor designs for all process nodes requires an equally dramatic increase in designer productivity. Customers are either dealing with the very complex physics of 20-nanometer design or they are s[...] the last bit of performance and cost from designs at mature, high-value nodes. To achieve success, our customers are [...] more new EDA capabilities than ever before," said Aart de Geus, chairman and CEO at Synopsys. "This acquisition will [...] Synopsys to accelerate the delivery of the technology our customers need to keep the overall cost of design in check."

MAGMA

SYNOPSYS®

© Synopsys 2011
Predictable Success
Synopsys to Acquire
Magma Design Automation
Combining Complementary Technology, Development & Support Capabilities
• Agreement to acquire Magma for
$507M
• Complements our technology portfolio
and helps us accelerate delivery to
customers
• Grows our engineering staff and
expertise so we can better meet our
customers' evolving needs
• Transaction expected to close in
calendar Q2 2012, following
shareholder and regulatory approvals

Additional Information and Where to Find It

Magma intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed merger. The definitive proxy statement will be sent or given to the stockholders of Magma and will contain important information about the proposed merger and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by Magma with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Magma by contacting Investor Relations by mail at Magma Design Automation, Inc., 1650 Technology Drive, San Jose, CA 95110, Attn: Investor Relations Department, or by telephone at 408-565-7500.

Participants in the Solicitation

Synopsys and Magma, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Magma’s stockholders in connection with the proposed merger. Information about Magma’s directors and executive officers is set forth in Magma’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on July 15, 2011, and its Annual Report on Form 10-K for the year ended May 1, 2011, which was filed with the SEC on August 29, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Magma by contacting Investor Relations by mail at Magma Design Automation, Inc., 1650 Technology Drive, San Jose, CA 95110, Attn: Investor Relations Department, or by telephone at 408-565-7500, or by going to Magma’s Investor Relations page on its corporate web site at www.magma-da.com. Information about Synopsys’ directors and executive officers is set forth in Synopsys’ proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on February 10, 2011, and its Annual Report on Form 10-K for the year ended October 31, 2010, which was filed with the SEC on December 17, 2010. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Synopsys by contacting Investor Relations by mail at Synopsys, Inc., 700 East Middlefield Road, Mountain View, CA 94043, Attn: Investor Relations Department, or by going to Synopsys’ Investor Relations page on its corporate web site at www.synopsys.com. Additional information regarding the interests of Magma’s directors and officers who may be deemed to be participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Magma intends to file with the SEC.

Forward Looking Statements

These documents contain forward-looking statements, including those related to Synopsys’ proposed acquisition of Magma, the expected impact on Synopsys’ financial results, benefits of the proposed acquisition, and integration of Magma’s products and employees with those of Synopsys. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the acquisition in a timely manner or at all; the satisfaction of the conditions precedent to the closing of the acquisition, including the ability to secure regulatory approvals for the acquisition in a timely manner or at all, and approval of the acquisition by Magma’s stockholders; the possibility of litigation (including relating to the acquisition itself); the effect of the announcement of the acquisition on Synopsys and Magma’s respective businesses, including possible delays in customer orders; Synopsys’ ability to successfully operate or integrate Magma’s business and technologies with Synopsys’ own, including the potential loss of customers, key employees, partners or vendors, and uncertain customer demand and support obligations for new product offerings. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Synopsys undertakes no obligation to update any forward-looking statements.